                    TABLE OF CONTENTS

                                                          Page

1.  Sales to Third Parties . . . . . . . . . . . . . . . . .1
   1.1  Sales to Third Parties . . . . . . . . . . . . . . .1
   1.2  Right of First Offer . . . . . . . . . . . . . . . .1
   1.3  Involuntary Transfers. . . . . . . . . . . . . . . .3

2.  Tag-Along Rights . . . . . . . . . . . . . . . . . . . .3

3.  Election of Directors. . . . . . . . . . . . . . . . . .4
   3.1  Board Make-up. . . . . . . . . . . . . . . . . . . .4
   3.2  Irrevocable Proxy. . . . . . . . . . . . . . . . . .5
   3.3  Major Decisions. . . . . . . . . . . . . . . . . . .5

4.  Stock Certificate Legend . . . . . . . . . . . . . . . .7

5.  Covenants; Representations and Warranties. . . . . . . .8
   5.1  No Other Arrangements or Agreements. . . . . . . . .8
   5.2  Additional Representations and Warranties. . . . . .8

6.  Amendment and Modification . . . . . . . . . . . . . . .9

7.  Parties. . . . . . . . . . . . . . . . . . . . . . . . .9
   7.1  Assignment by the Company. . . . . . . . . . . . . .9
   7.2  Assignment Generally . . . . . . . . . . . . . . . .9
   7.3  Termination. . . . . . . . . . . . . . . . . . . . 10
   7.4  Agreements to Be Bound . . . . . . . . . . . . . . 10

8.  Recapitalizations, Exchanges, etc. . . . . . . . . . . 10

9.  Further Assurances . . . . . . . . . . . . . . . . . . 11

10. Governing Law. . . . . . . . . . . . . . . . . . . . . 11

11. Invalidity of Provision. . . . . . . . . . . . . . . . 11

12. Waiver . . . . . . . . . . . . . . . . . . . . . . . . 11

13. Notices. . . . . . . . . . . . . . . . . . . . . . . . 11

14. Headings; Execution in Counterpart . . . . . . . . . . 12

15. Counterparts . . . . . . . . . . . . . . . . . . . . . 12

16. Entire Agreement . . . . . . . . . . . . . . . . . . . 13

17. Injunctive Relief. . . . . . . . . . . . . . . . . . . 13

18. Miscellaneous. . . . . . . . . . . . . . . . . . . . . 13

19. Defined Terms. . . . . . . . . . . . . . . . . . . . . 13

                    STOCKHOLDERS AGREEMENT






               AEGIS COMMUNICATIONS GROUP, INC.

                Dated as of December 10, 1999

                                                            EXHIBIT A

                        SPOUSAL WAIVER

      [INSERT NAME] hereby waives and releases any and all equitable or legal claims and rights, actual, inchoate or contingent, which she may acquire with respect to the disposition, voting or control of the shares of Common Stock subject to the Stockholders' Agreement of Aegis Communications Group, Inc., dated as of _______, 1999, as the same shall be amended from time to time, except for rights in respect of the proceeds of any disposition of such Common Stock.


                     _________________________
                     Name:

                                                                  EXHIBIT 10.4

                           STOCKHOLDERS AGREEMENT


              STOCKHOLDERS AGREEMENT, dated as of December 10, 1999, among Aegis Communications Group, Inc., a Delaware corporation (the "COMPANY"), Questor Partners Fund II, L.P., a Delaware limited partnership ("FUND II"), Questor Side-by-Side Partners II, L.P., a Delaware limited partnership (the "SIDE-BY-SIDE FUND"), Questor Side-by-Side Partners II 3(c)(1), L.P., a Delaware limited partnership (the "3(C)(1) FUND" and together with Fund II and the Side-by-Side Fund, "QUESTOR"), and Thayer Equity Investors III, L.P., a Delaware limited partnership ("THAYER EQUITY") and TC Co-Investors, LLC, a Delaware limited liability company ("TC CO-INVESTORS" and, together with Thayer Equity, "THAYER" or "EXISTING STOCKHOLDERS"). The Existing Stockholders and Questor are herein referred to collectively as the "STOCKHOLDERS." Capitalized terms used herein without definition are defined in Section 18.

              The parties hereto agree as follows:

              1.  SALES TO THIRD PARTIES.

              1.1 SALES TO THIRD PARTIES. Any Stockholder may Transfer all or a portion of its Equity Securities to a third party, provided that such Transfer is made in compliance with the provisions of Section 1.2 (Right of First Offer),
Section 2 (Tag-Along Rights) and Section 7.4 (Agreements to Be Bound). Any Stockholder may Transfer all or a portion of its Equity Securities to an Affiliate, provided that such Transfer is made in compliance with Section 7.4 (Agreements to Be Bound). For the purposes of Sections 1.2 and 2, a Transfer to a "third party" shall not include a Transfer to any Existing Stockholder Assignee or Questor Assignee or a Transfer in a Public Sale.

              1.2 RIGHT OF FIRST OFFER. (a) PROCEDURE. If any Stockholder (the "SELLING STOCKHOLDER") desires to Transfer any Equity Securities (other than any Transfers referred to in the final sentence of Section 1.1), then prior to Transferring such Equity Securities to any third party or parties, the Selling Stockholder shall deliver to each of the other Stockholders a letter (the "SALE NOTICE") signed by it setting forth:

       (i) the number of Equity Securities such Selling Stockholder wishes to Transfer;

       (ii) the material terms and conditions on which such Selling Stockholder wishes to Transfer such shares, including, without limitation, the purchase price per security of Equity Securities; and

       (iii) such Selling Stockholder's offer (irrevocable by its terms for 15 days following receipt) to Transfer to the other Stockholders all (but not less than all) of such Equity Securities, for a purchase price and on the other terms and conditions set forth in subparagraph (ii) of this section 1.2(a).

              Within 15 days of receipt of the Sale Notice, each of the other Stockholders may agree to purchase in the aggregate, all of the Equity Securities covered by the Sale Notice, and (I) individually, that portion of such Equity Securities offered by the Selling Stockholder equal to their PRO RATA interest in the Company relative to each other (based on the percentage of outstanding Common Stock Equivalents owned by each of them on the date of the Sale Notice), (II) such other portion of such Equity Securities as the other Stockholders may agree upon or (III) in the event any of the other Stockholders does not exercise such right, all of the Equity Securities offered to such declining Stockholders by the Selling Stockholder in amounts determined pursuant to subclause (i) or (ii) above without regard to such declining Stockholders, by delivering written notice to such effect to the Selling Stockholder setting forth closing arrangements and a closing date not less than 30 nor more than 90 days following the delivery of such notice (or such later date as is necessary to obtain all requisite governmental and regulatory approvals and consents).

              (b) EFFECTING SALES. If, upon the expiration of 15 days following receipt by the other Stockholders of the Sale Notice, none of the other Stockholders shall have agreed to purchase the Equity Securities covered by the Sale Notice, the Selling Stockholder may sell to a third party or parties all, but not less than all, of the Equity Securities covered by the Sale Notice for at least 95% of the price and upon the same other terms and conditions as contained in the Sale Notice, PROVIDED that the Selling Stockholder and the third party execute a binding purchase agreement (subject to customary closing conditions) within 90 days after the expiration of such 15 day period and consummate the closing thereunder within 120 days (or such later date as is necessary to obtain all requisite governmental and regulatory approvals and consents) from the execution of the binding purchase agreement. If the other Stockholders shall have agreed to purchase the Equity Securities covered by the Sale Notice, then the sale of such Equity Securities shall be consummated as soon as practicable after the delivery of a notice of acceptance by the Selling Stockholder, but in any event within 90 days of the delivery of the Sale Notice (or such later date as is necessary to obtain all requisite governmental and regulatory approvals and consents). Questor and the Existing Stockholders shall have the right to assign to one or more Questor Assignees or Existing

Stockholder Assignees, as the case may be, all or any of their rights to purchase Equity Securities pursuant to this Section 1.2.

              (c) Notwithstanding anything to the contrary herein, the rights granted to and obligations imposed on Questor and the Questor Assignees, on the one hand, and the Existing Stockholders and the Existing Stockholder Assignees, on the other hand, pursuant to this Section 1.2 shall terminate if the Second Break Point occurs.

              1.3  INVOLUNTARY TRANSFERS.   Any transfer of title or beneficial
ownership of Equity Securities upon default, foreclosure, forfeit, divorce, court order or otherwise than by a voluntary decision on the part of a Stockholder (each, an "INVOLUNTARY TRANSFER") shall be void unless the Stockholder complies with this Section 1.3 and enables the Company to exercise in full its rights hereunder. Upon any Involuntary Transfer, the Company shall have the right to purchase such Equity Securities pursuant to this Section 1.3 and the person or entity to whom such Equity Securities have been Transferred (the "INVOLUNTARY TRANSFEREE") shall have the obligation to sell such Equity Securities in accordance with this Section 1.3. Upon the Involuntary Transfer of any Equity Securities, such Stockholder shall promptly (but in no event later than two days after such Involuntary Transfer) furnish written notice (the "NOTICE") to the Company indicating that the Involuntary Transfer has occurred, specifying the name of the Involuntary Transferee, giving a detailed description of the circumstances giving rise to, and stating the legal basis for, the Involuntary Transfer. Upon the receipt of the Notice, and for 60 days thereafter, the Company shall have the right to purchase, and upon exercise of such right the Involuntary Transferee shall have the obligation to sell, all (but not less than all) of the Equity Securities acquired by the Involuntary Transferee for a purchase price equal to the Market Value of such Equity Securities.

              2. TAG-ALONG RIGHTS. (a) If a Stockholder proposes to make a Transfer of Common Stock that requires such Stockholder first to offer such Common Stock pursuant to Section 1.2, the other Stockholders fail to agree to purchase the Common Stock offered by the Selling Stockholder pursuant to Section
1.2 and the Selling Stockholder shall have agreed to sell any Common Stock covered by the Sale Notice to a third party, then such Selling Stockholder shall, in accordance with the procedures set forth in Section 2(b), offer each of the other Stockholders a right (a "TAG-ALONG RIGHT") to participate (each a "PARTICIPATING PARTY") PRO RATA (based on the number of shares of Common Stock Equivalents owned by each Participating Party and the Selling Stockholder) in such sale for a purchase price for such Common Stock and on other terms and conditions no less favorable to such Participating Party than those applicable to such Selling Stockholder.

              (b) Within three days after the Selling Stockholder has entered into an agreement to sell the Common Stock covered by the Sale Notice to a third party, the Selling Stockholder shall give each Participating Party, as the case may be, written notice of its Tag-Along Right (the "TAG-ALONG NOTICE"). No later than 15 days after the receipt of the Tag-Along Notice (such date, the "TAG-ALONG DETERMINATION DATE"), each Participating Party shall notify the Selling Stockholder in writing whether it elects to participate in such sale. The failure of any Participating Party to respond within such 15 day period shall be deemed to be a rejection of the Selling Stockholder's offer to participate in such sale and the Selling Stockholder shall be entitled to consummate such sale on the terms set forth in such notice within the time period specified in Section 1.2(b). If such sale is not consummated within such period, the Selling Stockholder may not effect such sale unless it again shall have complied with this Section 2.

              (c) Notwithstanding anything to the contrary herein, the rights granted to Questor and the Questor Assignees, on the one hand, and to the Existing Stockholders and the Existing Stockholder Assignees, on the other hand, pursuant to this Section 2 shall terminate if the Second Break Point occurs.

              3.  ELECTION OF DIRECTORS.

              3.1 BOARD MAKE-UP. (a) Subject to Section 3.1(b), each Stockholder agrees that from and after the Closing such Stockholder will use his, hers or its best efforts to nominate and elect and will vote all of the Equity Securities owned or held of record by him, her or it that have voting rights to elect and, thereafter for such period, to continue in office a Board consisting of twelve members, six of whom shall be designated by Questor (the "QUESTOR DESIGNEES") and six of whom shall be designated by Thayer (the "EXISTING STOCKHOLDER DESIGNEES"). The persons designated pursuant to this
Section 3.1 by Questor and by Thayer may be changed from time to time by Questor and by Thayer, respectively. If the directors are to be elected in staggered terms, the number of nominees designated by Questor and by Thayer for each such term shall equal the total number of Questor Designees or Existing Stockholder Designees, respectively, divided by the number of such terms.

              (b) The number of directors constituting the entire Board and the number of Questor Designees and Existing Stockholder Designees will be subject to reduction as provided in this Section 3.1(b). At the next annual meeting of stockholders following the occurrence of the First Break Point, the Board shall be reduced from twelve members to nine members. If, upon occurrence of the First Break Point, (i) the Questor

Parties own, beneficially or of record, a smaller number of Common Stock Equivalents than the Existing Stockholder Parties, then Thayer shall be entitled to designate six directors and Questor shall be entitled to designate three directors otherwise in accordance with Section 3.1(a), or
(ii) the Existing Stockholder Parties own a smaller number of Common Stock Equivalents than the Questor Parties, then Thayer will be entitled to designate three directors and Questor will be entitled to designate six directors otherwise in accordance with Section 3.1(a). If, upon the occurrence of the Second Break Point, (i) the Questor Parties own a smaller number of Common Stock Equivalents than the Existing Stockholder Parties, then Questor will no longer be entitled to designate any directors, and Thayer will be entitled to designate six directors, or (ii) the Existing Stockholder Parties own a smaller number of Common Stock Equivalents than the Questor Parties, then Thayer no longer will be entitled to designate any directors, and Questor will be entitled to designate six directors otherwise in accordance with Section 3.1(a). For the avoidance of doubt, except as explicitly indicated in this Section 3.1(b), Section 3.1(a) shall remain in full force, including the obligations of each party to vote for the directors that such other party is entitled to designate.

              3.2 IRREVOCABLE PROXY. In order to effectuate Section 3.1 and, in addition to and not in lieu of Section 3.1, each Stockholder hereby grants to the Secretary of the Company then in office an irrevocable proxy solely for the purpose of voting all of the Equity Securities that have voting rights and owned by the grantor of the proxy for the election of directors nominated only in accordance with Section 3.1.

              3.3 MAJOR DECISIONS. (a) Each Stockholder agrees that from and after the Closing such Stockholder will use his, hers or its best efforts, and, where applicable, will vote all of the Equity Securities owned or held of record by him, her or it that have voting rights, to cause the By-laws of the Company to require that (i) any Major Decision (as defined below) be approved by the affirmative vote of not less than three fourths (or in the event that the number of directors constituting the entire Board is reduced to nine pursuant to
Section 3.1(b), by the affirmative vote of not less than two thirds) of the directors then serving on the Board, and (ii) any committee of the Board be constituted so that the number of Questor Designees and Existing Stockholder Designees on any such committee be as nearly as possible in the same proportion as the number of Questor Designees and Existing Stockholder Designees on the entire Board.

              (b) The term "MAJOR DECISION" means any decision by the Board with respect to any of the following matters (but, for the avoidance of doubt, shall exclude any Board decision made pursuant to Section 3.3(c) hereof):

              (i) issuing any shares or any security, including any indebtedness, convertible into shares, or any other form of equity in the Company or any subsidiary of the Company, other than (I) granting options to directors or employees of the Company pursuant to any incentive or other benefit plan adopted by the Board, (II) issuing shares of Common Stock pursuant to the exercise of such options, and
         (III) issuing shares of Common Stock or any security, including any indebtedness, convertible into shares of Common Stock, or any other form of equity in the Company, in one or more offerings (excluding any issuances referred to in (i) or (ii) above) where the aggregate purchase price for all such issuances does not exceed $500,000, provided that any such issuance shall be sold at Market Value;

              (ii)   adoption of any stock-based employee benefit plan;

              (iii) incurring indebtedness or entering into guarantees for borrowed money (excluding trade payables incurred in the ordinary course of business) in excess of $2,500,000 in any twelve consecutive month period, provided, however, that the Board may approve pursuant to this Section 3.3(b)(iii) a revolving credit or similar borrowing facility together with subsequent draw-downs under such facility without obtaining separate Board approval for each such draw-down;

              (iv) selling, leasing, pledging or granting a security interest or encumbrance in all or substantially all of the Company's or any subsidiary of the Company's assets, except in connection with the incurrence of indebtedness for borrowed money that does not involve a Major Decision under the preceding paragraph;

              (v) acquiring (whether through an asset purchase, merger, equity purchase or otherwise) any assets (excluding acquisitions of raw materials and supplies in the ordinary course of business) having a value, individually or in the aggregate for any series of related transactions, in excess of $2,000,000;

              (vi) selling or otherwise disposing of any assets (excluding sales or other dispositions of inventory in the ordinary course of business) having a value, individually or in the aggregate for any series of related transactions, in excess of $2,000,000;

              (vii) amending the By-laws or the Certificate of Incorporation of the Company;

              (viii) any Change of Control Transaction;

              (ix) executing or delivering any assignment for the benefit of creditors of the Company;

              (x) filing any voluntary petition in bankruptcy or receivership with respect to the Company; or

              (xi) taking any action while there is a vacancy on the Board, including without limitation the filling of such vacancy.

              (c) The Questor Parties agree that from and after the Closing they will use their best efforts to cause the Questor Designees to abstain from voting on any Board action in connection with an optional redemption pursuant to
Section 5(b) of the Series F Preferred Stock Certificate of Designation of the Company. The Existing Stockholder Parties agree that from and after the Closing they will use their best efforts to cause the Existing Stockholder Designees to abstain from voting on any Board action in connection with the repayment of the Promissory Note by and among IQI, Inc. Edward Blank, and The Edward Blank 1995 Grantor Retained Annuity Trust dated April 16, 1998 in the original aggregate principal amount of $1.0 million and the Promissory Note by and between IQI, Inc. and Thayer Equity Investors III, L.P. dated April
16, 1998 in the original principal amount of $2.0 million or the redemption or repurchase of any or all of either the Series D Preferred Stock or the Series E Preferred Stock.

              4. STOCK CERTIFICATE LEGEND. A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Each certificate representing shares of Common Stock owned by the Stockholders shall bear upon its face the following legends, as appropriate:

              (i) "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL TO THE STOCKHOLDER, WHICH COUNSEL MUST BE, AND THE FORM AND SUBSTANCE OF WHICH OPINION ARE, SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT AND SUCH LAWS."

              (ii) "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER CONDITIONS, AS SPECIFIED IN THE STOCKHOLDERS' AGREEMENT OF THE ISSUER DATED AS OF DECEMBER 10, 1999 (THE "STOCKHOLDERS' AGREEMENT"), COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE ISSUER AND WILL

                     BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SHARES UPON WRITTEN REQUEST AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS, IN THE OPINION OF COUNSEL TO THE STOCKHOLDER, WHICH COUNSEL MUST BE, AND THE FORM AND SUBSTANCE OF SUCH OPINION ARE, SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS IN COMPLIANCE WITH THE STOCKHOLDERS' AGREEMENT. "

              (iii) "THE ISSUER WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OR SERIES OF SHARES AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS."

In addition, certificates representing shares of Common Stock owned by residents of certain states shall bear any legends required by the laws of such states. All Stockholders shall be bound by the requirements of such legends.

              5.  COVENANTS; REPRESENTATIONS AND WARRANTIES.

              5.1 NO OTHER ARRANGEMENTS OR AGREEMENTS. Each Stockholder hereby represents and warrants to the Company and to each other Stockholder that he or she has not entered into or agreed to be bound by any other arrangements or agreements of any kind that conflict with this Agreement. Each Stockholder agrees that, except as expressly permitted under this Agreement, he will not enter into any such other arrangements or agreements as he has represented and warranted to above with any other party as long as any of the terms of this Agreement remain in effect.

              5.2 ADDITIONAL REPRESENTATIONS AND WARRANTIES. Each Stockholder represents and warrants to the Company and each other Stockholder that:

              (i) such Stockholder has the power, authority and capacity (or, in the case of any Stockholder that is a corporation, trust or limited partnership, all corporate, trust or limited partnership power and authority, as the case may be) to execute, deliver and perform this Agreement;

              (ii) in the case of a Stockholder that is a corporation, trust or limited partnership, the execution, delivery and performance of this Agreement by such Stockholder has been duly and validly authorized and approved by all necessary corporate, trust or limited partnership action, as the case may be;

              (iii) this Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and legally binding obligation of such Stockholder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally and general principles of equity; and

              (iv) the execution, delivery and performance of this Agreement by such Stockholder does not and will not violate the terms of or result in the acceleration of any obligation under (A) any material contract, commitment or other material instrument to which such Stockholder is a party or by which such Stockholder is bound or (B) in the case of a Stockholder that is a corporation, trust or limited partnership, the certificate of incorporation, certificate of limited partnership, by-laws, limited partnership agreement or other organizational documents, as the case may be.

              6. AMENDMENT AND MODIFICATION. This Agreement may not be amended, modified or supplemented except by a written instrument signed by the Company, Questor, Thayer and, in the case of an amendment, modification or supplement that would materially and adversely effect any other Stockholder, any such other Stockholder. The Company shall notify all Stockholders promptly after any such amendment, modification or supplement shall have taken effect.

              7.  PARTIES.

              7.1 ASSIGNMENT BY THE COMPANY. The Company shall have the right to assign to Questor or the Existing Stockholders and/or the right to cause Questor or the Existing Stockholders to assume, all or any portion of its rights and obligations under Section 1.3, PROVIDED that any such assignment or assumption is accepted by the proposed assignee or assignees. If the Company has not exercised its right to purchase Equity Securities pursuant to such
Section 1.3 within 15 days of receipt by the Company of the Notice giving rise to such right, then Questor, in the case of an Involuntary Transfer by any Existing Stockholder or Existing Stockholder Party and the Existing Stockholders, in the case of an Involuntary Transfer by Questor or any Questor Party, shall have the right to require the Company to assign to Questor or the Existing Stockholders, respectively, such right to purchase those Equity Securities not being purchased by the Company. Questor and the Existing Stockholders shall have the right to assign to one or more of the Questor Parties or the Existing Stockholder Parties, as the case may be, all or any of their rights to purchase Equity Securities pursuant to this Section 7.1.

              7.2 ASSIGNMENT GENERALLY. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns, PROVIDED that the Company may not assign any of its rights or obligations hereunder without the consent of Questor and the Existing Stockholders and PROVIDED, FURTHER, that no Stockholder may assign any of its rights or obligations hereunder without the prior written consent of Questor and the Existing Stockholders, unless such assignment is in connection with a Transfer explicitly permitted by this Agreement and, prior to such assignment, such assignee complies with the requirements of Section 7.4.

              7.3 TERMINATION. Any party to, or person who is subject to, this Agreement which ceases to own Equity Securities or any interest therein, shall cease to be a party to, or person who is subject to, this Agreement and thereafter shall have no rights or obligations hereunder, PROVIDED, HOWEVER, that a Transfer of Equity Securities not explicitly permitted under this Agreement shall not relieve a Stockholder of any of his or her obligations hereunder. Notwithstanding the foregoing, in connection with a Transfer to an Affiliate explicitly permitted by this Agreement, prior to any such Person ceasing to be an Affiliate of the Stockholder from whom such Person acquired its Equity Securities, such Person shall be obligated to transfer such Equity Securities back to such original Stockholder and such original Stockholder shall thereupon again be subject to this Agreement. Notwithstanding any other provision in this Agreement, this Agreement shall terminate and be of no further force or effect at such time as either the Questor Parties or the Existing Stockholder Parties beneficially own less than 5% of the outstanding Equity Securities.

              7.4 AGREEMENTS TO BE BOUND. Notwithstanding anything to the contrary contained in this Agreement, any Transfer of Equity Securities by a Stockholder (other than pursuant to a Public Sale) shall be permitted under the terms of this Agreement only if the transferee of such Stockholder shall agree in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument of assumption reasonably satisfactory in substance and form to the Company, and, in the case of a transferee who is an individual and who resides in a state with a community property system, such transferee causes his or her spouse, if any, to execute a Spousal Waiver in the form of Exhibit A attached hereto. Upon the execution of the instrument of assumption by such transferee and, if applicable, the Spousal Waiver by the spouse of such transferee, such transferee shall have the rights and be subject to all of the restrictions and obligations of his or her transferor hereunder, PROVIDED, HOWEVER, that Section
1.1 (Right of First Offer) and Section 2 (Tag-Along Rights) shall not apply to any Involuntary Transferee.

              8. RECAPITALIZATIONS, EXCHANGES, ETC. Except as otherwise provided herein, the provisions of this Agreement shall apply to the full extent set forth herein with respect to (A) the Equity Securities and (B) any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the Equity Securities by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise. All share numbers and percentages shall be proportionately adjusted to reflect any stock split, stock dividend or other subdivision or combination effected after the date hereof. Except as otherwise provided herein, this Agreement is not intended to confer upon any person, except for the parties hereto, any rights or remedies hereunder.

              9. FURTHER ASSURANCES. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto or person subject hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

              10. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder and the persons subject hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

              11. INVALIDITY OF PROVISION. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

              12. WAIVER. Waiver by any party hereto of any breach or default by the other party of any of the terms of this Agreement shall not operate as a waiver of any other breach or default, whether similar to or different from the breach or default waived. No waiver of any provision of this Agreement shall be implied from any course of dealing between the parties hereto or from any failure by either party to assert its or his or her rights hereunder on any occasion or series of occasions.

              13. NOTICES. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (A) delivered personally, (B) mailed, certified or registered mail with postage prepaid, (C) sent by next-day or overnight mail or delivery or (D) sent by fax, as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

       (i)    If to the Company, to it at:

              Aegis Communications Group, Inc.
              7880 Bent Branch Drive
              Suite 150
              Irving, Texas 75063
              Fax: (972) 868-0396
              Attention:

       with a copy to Questor and Thayer at their addresses set forth below.

       (ii)   If to Thayer, to it at:

              Thayer Capital Management Partners
              1455 Pennsylvania Avenue, N.W.
              Suite 350
              Washington, D.C.
              Fax: (202) 371-0391
              Attention:


       (iii)  If to Questor, to it at:

              c/o Organization Services, Inc.
              3411 Silverside Road
              Wilmington, Delaware 19810
              Fax: (302) 478-3667
              Attention: Gilbert Warren


              With a copy to:

              Questor Management Company
              4000 Town Center
              Suite 530
              Southfield, Michigan 48075
              Fax: (248) 213-2200
              Attention: President

All such notices, requests, demands, waivers and other communications shall be deemed to have been received (A) if by personal delivery on the day after such delivery, (B) if by certified or registered mail, on the fifth business day after the mailing thereof, (C) if by next-day or overnight mail or delivery, on the day delivered, or (D) if by fax, on the next day following the day on which such fax was sent, provided that a copy is also sent by certified or registered mail.

              14. HEADINGS; EXECUTION IN COUNTERPART. The headings to sections in this Agreement are for the convenience of the parties only and shall not control or affect the meaning or construction of any provision hereof.

              15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

              16. ENTIRE AGREEMENT. This Agreement, the Purchase and Registration Rights Agreement and the Series F Certificate of Designation, constitute the entire agreement and understanding of the parties hereto with respect to the matters referred to herein. This Agreement and the agreements referred to in the preceding sentence supersede all prior agreements and understandings among the parties with respect to such matters.

              17. INJUNCTIVE RELIEF. The parties hereto agree that the Company and the Stockholders will be irreparably damaged in the event this Agreement is not specifically enforced. Each of the parties therefore agrees that in the event of a breach of any provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the Company or any Stockholder may have. Each Stockholder hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts in New York for the purposes of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof. Each Stockholder hereby consents to service of process made in accordance with Section 13.

              18. MISCELLANEOUS. Prior to such time as the Existing Stockholder Parties are no longer entitled to designate any directors pursuant to Section 3 hereof, the Questor Parties agree that they will not exercise their right to request the election of two directors pursuant to the terms of the Series F Preferred Stock. All references in this Agreement to Sections of or Rules under the Securities Act or the Exchange Act are intended to include, and shall be deemed to include, references to all successor Sections and Rules which are intended to replace the Sections and Rules herein referenced.

              19. DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings ascribed to them below:

              AFFILIATE: person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified, and with regard to Questor or Thayer, any partner or member of Questor or Thayer, respectively; provided that no Person shall be deemed to be an Affiliate of another Person solely as a result of this Agreement, the Purchase and Registration Rights Agreement or the other agreements contemplated thereby, or solely as a result of the ownership of Common Stock Equivalents.

              "BENEFICIALLY OWN": the meaning given in Rule 13d-3 under the Exchange Act.

              BOARD:  the board of directors of the Company.

              CHANGE IN CONTROL TRANSACTION: any of the following:

              (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
         Act), other than the Company, or any of its Subsidiaries or any Investor or Excluded Group (an "ACQUIRING PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the combined voting power or economic interests of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that any transfer from any Investor or Excluded Group will not result in a Change in Control if such transfer was part of one or a series of related transactions the effect of which, absent the transfer to such Acquiring Person by the Investor or Excluded Group, would not have resulted in the acquisition by such Acquiring Person of 35% or more of the combined voting power or economic interests of the then outstanding voting securities; or

              (b) the individuals who at the beginning of any 12 consecutive month period following the Closing constituted a majority of the directors of the Company (the "INCUMBENT MAJORITY") cease for any reason to constitute at least a majority of such directors; provided that (I) any individual becoming a director whose election, or nomination for election by the Company's stockholders pursuant to this Agreement, was approved by a vote of the stockholders having the right to designate such director pursuant to this Agreement and (II) any director whose election to the Board or whose nomination for election by the stockholders of the Company was approved by the Incumbent Majority, shall, in each such case, be considered as though such individual were a member of the Incumbent Majority, but excluding, as a member of the Incumbent Majority, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) and further excluding any person who is an affiliate or associate of an Acquiring Person having or proposing to acquire beneficial ownership of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; or

              (c) the approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the voting securities of the Company or its parent immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 51% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or its parent resulting from such reorganization, merger or consolidation; or

              (d) the sale or other disposition of assets representing 50% or more of the assets of the Company and its subsidiaries in one transaction or series of related transactions.

              CLOSING:  the "CLOSING" shall mean the date hereof.

              COMMON STOCK: the common stock of the Company, par value $.01 per share.

              COMMON STOCK EQUIVALENTS: the number of shares of Common Stock owned beneficially or of record by Questor or the Existing Stockholders, as the case may be, as of the date of this Agreement as adjusted (in the case of Questor) pursuant to Sections 7(d) of the Series F Preferred Stock Certificate of Designation, which at any date of determination are owned beneficially or of record by a Questor Party or Existing Stockholder Party. In the event that any Questor Party or Existing Stockholder Party acquires beneficial or record ownership of any Equity Securities after the date of this Agreement which are not Common Stock Equivalents pursuant to the immediately preceding sentence, any Equity Securities thereafter Transferred by such Person shall be deemed to be such after acquired Equity Securities until the number of such after acquired Equity Securities owned beneficially or of record by such Person has been reduced to 0.

              EQUITY SECURITY: any stock or similar security of the Company or any security (including indebtedness for borrowed money) convertible or exchangeable, with or without consideration, into or for any such stock or similar security, or any security (including indebtedness for borrowed money) carrying any warrant or right to subscribe to or purchase any such stock or similar security, or any such warrant or right.

              EXCHANGE ACT:  the Securities Exchange Act of 1934, as amended.

              EXCLUDED GROUP: a "group" (as such term is used in Rule 13d-5 of the Exchange Act) that includes one or more of the Investors, including, without limitation, for the purpose of this definition only, any party to the Stockholders' Agreement.

              EXISTING STOCKHOLDER ASSIGNEE: the Existing Stockholders and any Affiliate of the Existing Stockholders, and, in the case of any individual, such individual's spouse, parents, immediate family or lineal descendants.

              EXISTING STOCKHOLDER PARTIES: the Existing Stockholders, the Existing Stockholder Assignees and any third party other than an Involuntary Transferee or Questor Party who receives Equity Securities from any Existing Stockholder or any Existing Stockholder Assignee pursuant to Section 1 or
Section 2 of this Agreement.

              FIRST BREAK POINT: the time at which the Total Ownership Ratio for either the Questor Parties or the Existing Stockholder Parties falls below 25%.

              INVESTOR: Questor or Thayer or their respective Affiliates.

              MARKET VALUE: shall mean, as of any date: (i) if any Equity Securities are listed on a national securities exchange, the average of the closing prices as reported for composite transactions during the 30 consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the closing bid and asked prices on such exchange on such trading day; (ii) if any Equity Securities are traded on the Nasdaq National Market ("NMM"), the average of the closing prices as reported on the NMM during the 30 consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the highest bid and lowest asked prices as of the close of business on such trading day, as reported on the NMM; (iii) if any Equity Securities are not traded on a national securities exchange or the NMM but are otherwise traded over-the-counter, the arithmetic average (for consecutive trading days) of the mean between the highest bid and lowest asked prices as of the close of business during the 30 consecutive trading days preceding the trading day immediately prior to such date as quoted on the National Association of Securities Dealers Automated Quotation system or an equivalent generally accepted reporting service; or (iv) if there is no active market for any Equity Securities, the market value thereof as mutually agreed by the Corporation and a majority in interest (based on Common Stock Equivalents then owned) of the Stockholders.

              INVOLUNTARY TRANSFER:  the meaning set forth in Section 2.3.

              PERSON: an individual, corporation, partnership, limited liability company, joint venture, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

              PUBLIC SALE: Transfers (I) to the general public pursuant to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement, (II) to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (III) (other than to a partner or affiliate (as defined under the Securities Act) of the Questor Investors) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such Transfer and the transferor and transferee of such Common Stock receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the transferor and transferee and their respective counsel, to the effect that such Common Stock in the hands of the transferee is freely transferable without restriction or registration under the Securities Act in a public or private transaction, or (IV) pursuant to Rule 144A under the Securities Act; provided that a Public Sale shall not include Transfers of more than 10% of the Common Stock of the Company on a fully diluted basis by any party in one or a series of related transactions to any single Person or group (as defined in Rule 13d-5 under the Exchange Act).

              PURCHASE AND REGISTRATION RIGHTS AGREEMENT: The Series F Senior Voting Convertible Preferred Stock Purchase and Registration Rights Agreement, dated as of the date hereof, between the Company, Questor, the Existing Stockholders, ITC Services Company, Edward Blank and trusts created by Edward Blank as both grantor and trustee under Article Fourth of The Edward Blank 1995 Grantor Retained Annuity Trust.

              QUESTOR ASSIGNEE: Questor and any Affiliate of Questor, and, in the case of any individual, such individual's spouse, parents, immediate family or lineal descendants.

              QUESTOR PARTIES: Questor, any Questor Assignee and any third party other than an Involuntary Transferee or Existing Stockholder Party who receives Equity Securities from Questor or any Questor Assignee pursuant to a Transfer to which Section

1.2 hereof applies..

              SECOND BREAK POINT: the time at which the Total Ownership Ratio for either the Questor Parties or the Existing Stockholder Parties falls below 10%.

              SECURITIES ACT:  the Securities Act of 1933, as amended.

              SERIES D PREFERRED STOCK: the Series D Preferred Stock of the Company, par value $.01 per share.

              SERIES E PREFERRED STOCK: the Series E Preferred Stock of the Company, par value $.01 per share.

              SERIES F PREFERRED STOCK: the Series F Senior Voting Preferred Stock of the Company, par value $.01 per share.

              SERIES F CERTIFICATE OF DESIGNATION: the Certificate of Designation for the Series F Preferred Stock.

              TOTAL OWNERSHIP: the total Common Stock Equivalents owned beneficially or of record by the Existing Stockholder Parties and the Questor Parties.

              TOTAL OWNERSHIP RATIO: the total Common Stock Equivalents owned, beneficially or of record, by either the Questor Parties or the Existing Stockholder Parties, as the case may be, divided by Total Ownership;

              TRANSFER: any direct or indirect sale, assignment, mortgage, transfer, pledge, hypothecation or other disposal.

      IN WITNESS WHEREOF this Agreement has been signed by each of the parties hereto, and shall be effective as of the date first above written.

                     COMPANY:

                     AEGIS COMMUNICATIONS GROUP,  INC.,
                     a Delaware corporation


                     By:
                          Name:
                          Title:


                     Address:  ATC Communications Group, Inc.
                               7880 Bent Branch Drive
                               Suite 150
                               Irving, Texas 75063

                     QUESTOR:
                     QUESTOR PARTNERS FUND II, L.P.
                     a Delaware limited partnership

                     By: Questor General Partner II, L.P.,
                            its General Partner
                     By: Questor Principals II, Inc.,
                            its General Partner


                     By:
                     Name:
                     Title:

                     Address:  c/o Organization Services, Inc.
                               3411 Silverside Road
                               Wilmington, Delaware 19810
                               Attention: Gilbert Warren


                     With a copy to:

                     Questor Management Company

                     Address:  4000 Town Center
                               Suite 530
                               Southfield, Michigan 48075

                     QUESTOR SIDE-BY-SIDE
                     PARTNERS II, L.P.
                     a Delaware limited partnership

                     By: Questor Principals II, Inc.


                     By:
                     Name:
                     Title:


                     Address:  c/o Organization Services, Inc.
                               3411 Silverside Road
                               Wilmington, Delaware 19810
                               Attention: Gilbert Warren


                     With a copy to:

                     Questor Management Company

                     Address:  4000 Town Center
                               Suite 530
                               Southfield, Michigan 48075

                     QUESTOR SIDE-BY-SIDE
                     PARTNERS II 3(C)(1), L.P.
                     a Delaware limited partnership

                     By: Questor Principals II, Inc.


                     By:
                     Name:
                     Title:

                     Address:  c/o Organization Services, Inc.
                               3411 Silverside Road
                               Wilmington, Delaware 19810
                               Attention: Gilbert Warren


                     With a copy to:

                     Questor Management Company

                     Address:  4000 Town Center
                               Suite 530
                               Southfield, Michigan 48075

                     TC CO-INVESTORS, LLC
                     a Delaware limited liability company

                     By:  TC Management Partners, LLC
                          a Delaware limited liability company,
                          its General Partner


                     By:
                     Name:
                     Title:

                     Address:  1455 Pennsylvania Avenue, N.W.
                               Washington, D.C. 20004


                     THAYER EQUITY INVESTORS III, L.P.
                     a Delaware limited partnership

                     By:  TC Equity Partners, LLC
                          a Delaware limited liability company,
                          its General Partner

                     By:
                     Name:
                     Title:

                     Address:  1455 Pennsylvania Avenue, N.W.
                               Washington, D.C. 20004